Exhibit 21.1

LNR PROPERTY CORPORATION

List of Subsidiaries

November 30, 2002

	Corporation	State of Incorporation
1	128th Street Associates, LLC	Florida
2	250 Brannan Holdings, Inc. (f.k.a. 200 Brannan Holdings, Inc.)	California
3	Alexandria LP, Inc.	Virginia
4	Alexandria LP-II, Inc.	Virginia
5	American Pacific Properties, Inc.	Oregon
6	Antelope Housing, Inc.	Oregon
7	Arbor Lake Club, Ltd.	Florida
8	Arsenal Capital Holdings, Inc.	Delaware
9	Atlantic Holdings, Inc.	Louisiana
10	Aurora LP, Inc.	Colorado
11	Avenal Family Housing Partners Limited Partnership	California
12	Bear Valley Housing Partners Limited Partnership	Colorado
13	Bert L. Smokler & Company	Delaware
14	Bressi Ranch Family Housing Limited Partnership	California
15	Cape May Apartments, LLC	Delaware
16	Chrysanthemum Capital Holdings, Inc.	Delaware
17	College Station LP, Inc.	Delaware
18	DCA Homes, Inc.	Florida
19	DCA Management Corporation	Florida
20	DEBI Equity, Inc.	Delaware
21	DEBI Reliance, Inc.	Delaware
22	Delaware Bond Holdings, Inc.	Delaware
23	Delaware Securities Holdings, Inc.	Delaware
24	Devco Shopping Centers, Inc.	Florida
25	Devonshire Capital Holdings, Inc.	Delaware
26	Doral Park Joint Venture	Florida
27	DSHI Financial Corporation	Delaware
28	Escondido Housing Partners Limited Partnership	Delaware
29	Escondido Housing Partners, LLC	California
30	Esther Short Park Housing Partners, LLC	Washington
31	Grandview LP, Inc.	Florida
32	H. Miller & Sons of Florida, Inc.	Florida
33	H. Miller & Sons, Inc.	Florida
34	HCD/HCM Manager, Inc.	Delaware
35	Hempstead LP, Inc.	Delaware
36	Highlands Legacy Limited Partnership	Delaware
37	Hoover Housing Partners, LLC	California
38	Houston LP, Inc.	Florida
39	Houston LP-II, Inc.	Florida
40	Houston LP-III, Inc.	Florida
41	Jingu Capital Holdings, Inc.	Delaware
42	Lacey Commons Housing Partners, LLC	California
43	Legacy LP, Inc.	Colorado
44	Legend Oaks Limited Partnership	Delaware
45	Leisure Colony Management Corp.	Florida
46	Leisure Communities Management, Inc.	Florida
47	Lennar Alabama Partners, Inc.	Delaware
48	Lennar Atlantic Holdings, Inc.	Florida
49	Lennar California Partners, Inc.	California
50	Lennar Capital Corporation	Florida

	Corporation	State of Incorporation
51	Lennar Capital Services, Inc.	Florida
52	Lennar Central Holdings, Inc.	Florida
53	Lennar CGA Holdings, Inc.	Nevada
54	Lennar Commercial Properties, Inc.	Florida
55	Lennar Funding Corporation	Florida
56	Lennar HCP, Inc.	Delaware
57	Lennar Illinois Partners, Inc.	Illinois
58	Lennar Kearny Holdings, Inc.	California
59	Lennar Legend Oaks Holdings, Inc.	Colorado
60	Lennar LW Nevada Assets, Inc.	Nevada
61	Lennar Marietta Holdings, Inc.	Georgia
62	Lennar Massachusetts Partners, Inc.	Massachusetts
63	Lennar Mayfair Holdings, Inc.	Florida
64	Lennar MBS, Inc.	Nevada
65	Lennar Mortgage Holdings Corporation	Florida
66	Lennar Mortgage Holdings I, Inc.	Florida
67	Lennar Nevada Partners, Inc.	Nevada
68	Lennar Northeast Holdings, Inc.	Florida
69	Lennar Park Center III Holdings, Inc.	Virginia
70	Lennar Park J.V., Inc.	Florida
71	Lennar Partners France SARL	France
72	Lennar Partners of Los Angeles, Inc.	California
73	Lennar Partners, Inc.	Florida
74	Lennar Partners United Kingdom Ltd.	England & Wales
75	Lennar Rolling Ridge, Inc.	California
76	Lennar Securities Holdings, Inc.	Florida
77	Lennar Texas Partners, Inc.	Texas
78	Lennar U.S. Holdings, Inc.	Florida
79	Lennar Utah Partners, Inc.	Utah
80	Lennar Wilshire Holdings, Inc.	Nevada
81	LFS Asset Corp.	Nevada
82	Lily Lane Housing Partners, LLC	Wisconsin
83	LNR 16th Street, Inc.	Florida
84	LNR 2000 Fund I MM, Inc.	Florida
85	LNR 2000 Fund III MM, Inc.	Florida
86	LNR 2001 Fund I MM, Inc.	Florida
87	LNR 2001 Fund II MM, Inc.	Delaware
88	LNR 2001 Fund III MM, Inc.	Delaware
89	LNR 2001 TCF Fund I GP, Inc.	Delaware
90	LNR 909 4th Y Investor, LLC	Delaware
91	LNR 909 4th Y Limited, Inc.	Washington
92	LNR 99 Fund I IM, LLC	Delaware
93	LNR 99 Fund I MM, Inc.	Florida
94	LNR Academy Heights Investor, LLC	Delaware
95	LNR Academy Heights Limited, Inc.	Colorado
96	LNR Affordable Housing Investments	Nevada
97	LNR Affordable Housing, Inc.	Florida
98	LNR Alexandria Holdings, Inc.	Virginia
99	LNR Altoona Limited, Inc.	Oregon
100	LNR Anderson Farms Limited, Inc.	Oregon
101	LNR Apache Junction Limited, Inc.	Arizona
102	LNR Apache Pines Limited, Inc.	Nevada
103	LNR Apple Tree Investor, LLC	Delaware
104	LNR Apple Tree Village Limited, Inc.	California
105	LNR Arbor Millennium Holdings, LLC	Delaware
106	LNR Arbor Millhouse, LLC	Louisiana
107	LNR Arrowhead Limited Partnership	Delaware

	Corporation	State of Incorporation
108	LNR Arrowhead Ranch Holdings, Inc.	Arizona
109	LNR Ashworth Woods Limited, Inc.	Oregon
110	LNR Auburn Limited, Inc.	Oregon
111	LNR Austin Holdings, Inc.	Florida
112	LNR Avenal Investor, LLC	Delaware
113	LNR Avenal Limited, Inc.	California
114	LNR Avondale Holdings, Inc.	Arizona
115	LNR Banning Investor, LLC	Delaware
116	LNR Banning Limited, Inc.	California
117	LNR Bear Valley Investor, LLC	Delaware
118	LNR Bear Valley Limited, Inc.	Colorado
119	LNR Belleville Investor, LLC	Delaware
120	LNR Belleville Limited, Inc.	Illinois
121	LNR Boalsburg II Limited, Inc.	Pennsylvania
122	LNR Boardwalk Limited, Inc.	Washington
123	LNR Brazos County Holdings, LLC	Delaware
124	LNR Bressi Ranch Family Housing Investor, LLC	Delaware
125	LNR Bressi Ranch Family Housing Limited, Inc.	California
126	LNR Bressi Ranch, Inc.	California
127	LNR Brickell Bayview Corporation	Florida
128	LNR Brookwood Park Limited, Inc.	Michigan
129	LNR Burlington Square Limited, Inc.	Oregon
130	LNR California Investments, Inc.	Florida
131	LNR Canyon Rim Limited, Inc.	Delaware
132	LNR Cape May Holdings, Inc.	California
133	LNR Capital Mortgage Holdings, Inc.	Florida
134	LNR Caprock GP, LLC	Georgia
135	LNR Caprock Holdings, Inc.	Georgia
136	LNR CDO 2002-1 Corporation	Delaware
137	LNR CDO 2002-1 Ltd.	Cayman Islands
138	LNR Cedar River Limited, Inc.	Oregon
139	LNR Centennial East Investor, LLC	Delaware
140	LNR Centennial East Limited, Inc.	Colorado
141	LNR Central Senior Limited, Inc.	Delaware
142	LNR Certificates Corp.	Delaware
143	LNR Chasey Lane Limited, Inc.	Florida
144	LNR Cherry Tree Limited, Inc.	California
145	LNR Chestnut Village Investor, LLC	Delaware
146	LNR Chestnut Village Limited, Inc.	California
147	LNR Churchman Hill Plaza, LLC	Delaware
148	LNR Clare House Investor, LLC	Delaware
149	LNR Clare House Limited, Inc.	Washington
150	LNR Clark Holdings, Inc.	New Jersey
151	LNR Clark, LLC	Delaware
152	LNR Clayton Meadows Limited, Inc.	Oregon
153	LNR CMBS Holdings Corp.	Delaware
154	LNR College Station Holdings, Inc.	Texas
155	LNR Collins Cove Investor, LLC	Delaware
156	LNR Collins Cove Limited, Inc.	Florida
157	LNR Colorado Highlands Holdings, Inc.	Colorado
158	LNR Columbia Park Investor, LLC	Delaware
159	LNR Columbia Park Limited, Inc.	Oregon
160	LNR Commencement Limited, Inc.	Oregon
161	LNR Commerce City Senior Investor, LLC	Delaware
162	LNR Commerce City Senior Limited, Inc.	Colorado
163	LNR Concord Park Holdings, Inc.	Texas
164	LNR Conservatory Place Court Limited, Inc.	Washington
165	LNR Country Village Limited, Inc.	Oregon

	Corporation	State of Incorporation
166	LNR Covey Run Limited, Inc.	Oregon
167	LNR Crossroads Marketplace, LLC	California
168	LNR Deer Creek Limited, Inc.	Oregon
169	LNR DSHI Interhold, Inc.	Delaware
170	LNR Durant Investor, LLC	Delaware
171	LNR Durant Limited, Inc.	Michigan
172	LNR East Wenatchee Limited, Inc.	Oregon
173	LNR Eastern Lending, LLC	Georgia
174	LNR Eastlake Village Investor, LLC	Delaware
175	LNR Eastlake Village Limited, Inc.	Oregon
176	LNR Edgefield Senior Investor, LLC	Delaware
177	LNR Edgefield Senior Limited, Inc.	Delaware
178	LNR Englewood Limited, Inc.	Oregon
179	LNR Escondido Limited, Inc.	California
180	LNR Essex Investor, LLC	Delaware
181	LNR Essex Limited, Inc.	Wisconsin
182	LNR Esther Short Park Investor, LLC	Delaware
183	LNR Esther Short Park Limited, Inc.	Washington
184	LNR European Investments S.a.R.L.	Luxembourg
185	LNR Executive Tower, Inc.	Colorado
186	LNR Federal Way Limited, Inc.	Oregon
187	LNR Fenix Limited, Inc.	Oregon
188	LNR Five Corners Investor, LLC	Delaware
189	LNR Five Corners Limited, Inc.	Washington
190	LNR Florida Affordable Housing, Inc.	Florida
191	LNR Florida Funding, Inc.	Florida
192	LNR Glendale Housing Limited, Inc.	Wisconsin
193	LNR Gowe Court Limited, Inc.	Washington
194	LNR Grandview GP, LLC	Texas
195	LNR Grandview Holdings, Inc.	Texas
196	LNR Hamilton Holdings, Inc.	California
197	LNR Hamilton Industrial, Inc.	California
198	LNR Harbor Bay, LLC	Delaware
199	LNR Harbor Fund GP IV, Inc.	Oregon
200	LNR Harbor Fund GP IX, Inc.	Florida
201	LNR Harbor Fund GP V, Inc.	Oregon
202	LNR Harbor Fund GP VIII, Inc.	Florida
203	LNR Harbor Fund Limited Partnership No. III	Oregon
204	LNR Harbor Fund Limited Partnership No. IV	Oregon
205	LNR Harbor Fund Limited Partnership No. V	Oregon
206	LNR Hastings Limited, Inc.	Oregon
207	LNR Hawthorne, Inc.	California
208	LNR Hazelwood Station Investor, LLC	Delaware
209	LNR Hazelwood Station Limited, Inc.	Oregon
210	LNR Heritage Holdings S.a.R.L.	Luxembourg
211	LNR Heron Millennium Holdings, LLC	Delaware
212	LNR Hoover Housing Investor, LLC	Delaware
213	LNR Hoover Housing Limited, Inc.	California
214	LNR Horizon Pines Investor, LLC	Delaware
215	LNR Horizon Pines Limited, Inc.	Nevada
216	LNR Jefferson Holdings, Inc.	Florida
217	LNR Kearny Mesa, Inc.	California
218	LNR Lacey Commons Limited, Inc.	California
219	LNR Lafayette Holdings, Inc.	Louisiana
220	LNR Lafayette LP, Inc.	Louisiana
221	LNR Lake Placid Holdings, Inc.	New York
222	LNR Lake Wood Ranch II Investor, LLC	Delaware
223	LNR Lakewood Meadows Investor, LLC	Delaware

	Corporation	State of Incorporation
224	LNR Lakewood Meadows Limited, Inc.	Washington
225	LNR Land Partners Sub II, Inc.	Nevada
226	LNR Land Partners Sub, Inc.	Delaware
227	LNR Lily Lane Investor, LLC	Delaware
228	LNR Lily Lane Limited, Inc.	Wisconsin
229	LNR LLC Investor, Inc.	Delaware
230	LNR LLC Manager, Inc.	Delaware
231	LNR Loan Participations, Inc.	Delaware
232	LNR LP Holdings, Inc.	Florida
233	LNR Lynwood Investor, LLC	Delaware
234	LNR Lynwood Limited, Inc.	Florida
235	LNR Madison Square, Inc.	Delaware
236	LNR Magnolia Terrace Limited, Inc.	Florida
237	LNR Mare Island, Inc.	California
238	LNR Marlay, Inc.	California
239	LNR Meeker Court Limited, Inc.	Washington
240	LNR Memphis Holdings, Inc.	Tennessee
241	LNR Memphis LP, Inc.	Tennessee
242	LNR Millennium Manager, Inc.	Florida
243	LNR Montclair Promenade, LLC	California
244	LNR Mountain View Investor, LLC	Delaware
245	LNR Mountain View Limited, Inc.	Oregon
246	LNR Newport Plaza, Inc.	California
247	LNR Normandy Sands Investor, LLC	Delaware
248	LNR Normandy Sands Limited, Inc.	California
249	LNR Oak Glen Investor, LLC	Delaware
250	LNR Oak Glen Limited, Inc.	Florida
251	LNR Ocala Interhold, Inc.	Delaware
252	LNR Orange Tree Investor, LLC	Delaware
253	LNR Orange Tree Village Limited, Inc.	California
254	LNR Orlando Limited, Inc.	Oregon
255	LNR Otay Mesa, Inc.	California
256	LNR Parallel Holdings, Inc.	New York
257	LNR Park Court Limited, Inc.	Washington
258	LNR Park Crest Limited, Inc.	Oregon
259	LNR Parkview Millennium Holdings, LLC	Delaware
260	LNR Parkwood Investor, LLC	Delaware
261	LNR Parkwood Limited, Inc.	Indiana
262	LNR Partners Japan, Inc.	Delaware
263	LNR Partners Luxembourg S.a.R.L.	Luxembourg
264	LNR Partners New York, Inc.	New York
265	LNR Philadelphia Place I, Inc.	California
266	LNR Philadelphia Place II, Inc.	California
267	LNR Philadelphia Place III, LLC	Delaware
268	LNR Philadelphia Place IV, LLC	Delaware
269	LNR Phoenix LP, Inc.	Arizona
270	LNR Phoenix LP-II, Inc.	Arizona
271	LNR Phoenix LP-III, Inc.	Arizona
272	LNR Pike Peak Investor, LLC	Delaware
273	LNR Pike Peak Limited, Inc.	Colorado
274	LNR Port Washington Investor, LLC	Delaware
275	LNR Port Washington Limited, Inc.	Wisconsin
276	LNR Property Corporation	Delaware
277	LNR Property Corporation Eastern Region	Georgia
278	LNR Quayside Place Holdings, Inc.	Florida
279	LNR Quincy Crossing, LLC	Delaware
280	LNR Racine Street Investor, LLC	Delaware
281	LNR Racine Street Limited, Inc.	Washington

	Corporation	State of Incorporation
282	LNR Redhill Manager, Inc.	California
283	LNR Redhill, LLC	Delaware
284	LNR Related Venture, Inc.	Nevada
285	LNR REMIC Holdings, LLC	Delaware
286	LNR Renaissance Manager, Inc.	Georgia
287	LNR Renaissance Square, LLC	Georgia
288	LNR Retail Center Holdings, LLC	Florida
289	LNR Retail Center Manager, Inc.	Florida
290	LNR Richland Limited, Inc.	Oregon
291	LNR Ridge Investor, LLC	Delaware
292	LNR River Pointe Investor, LLC	Delaware
293	LNR River Pointe Limited, Inc.	Florida
294	LNR Riverside Holdings, Inc.	California
295	LNR Riverside Land, Inc.	California
296	LNR Riverside, LLC	California
297	LNR Riverwood Village Limited, Inc.	Delaware
298	LNR Rocky Mountain Partners, Inc.	Utah
299	LNR Roosevelt Center Holdings, Inc.	New York
300	LNR Royal Palms Investor, LLC	Delaware
301	LNR Royal Palms Limited, Inc.	Arizona
302	LNR Sabella Investor, LLC	Delaware
303	LNR Sabella Limited, Inc.	Florida
304	LNR San Diego Spectrum I, Inc.	California
305	LNR San Diego Spectrum II, LLC	California
306	LNR Sands Holdings, Inc.	Nevada
307	LNR Santa Clara I, LLC	Delaware
308	LNR Santa Fe Investor II, LLC	Delaware
309	LNR Santa Fe Limited II, Inc.	New Mexico
310	LNR Santa Fe Limited, Inc.	Oregon
311	LNR Santa Rosa Gardens Investor, LLC	Delaware
312	LNR Santa Rosa Gardens Limited, Inc.	California
313	LNR Santa Teresa Family Homes Investor, LLC	Delaware
314	LNR Santa Teresa Family Homes Limited, Inc.	New Mexico
315	LNR Scottsdale, Inc.	Arizona
316	LNR Seaview, Inc.	California
317	LNR Shelf I, Inc.	Florida
318	LNR Sisters Investor, LLC	Delaware
319	LNR SLP, Inc.	Delaware
320	LNR Snow Cap Limited, Inc.	Colorado
321	LNR Solari Investor, LLC	Delaware
322	LNR Somerset Investor, LLC	Delaware
323	LNR Somerset Limited, Inc.	California
324	LNR South Forty Limited, Inc.	Delaware
325	LNR South Jordan II, LLC	Delaware
326	LNR Stewart Pines Limited, Inc.	Nevada
327	LNR Summer Palms Investor, LLC	Delaware
328	LNR Summit Pointe Investor, LLC	Delaware
329	LNR Summit Pointe Limited, Inc.	Florida
330	LNR Sunbelt Mortgages, Inc.	Delaware
331	LNR Sunflower Limited, Inc.	Oregon
332	LNR Surrey Row Limited, Inc.	Oregon
333	LNR The Groves Investor, LLC	Delaware
334	LNR The Groves Limited, Inc.	Florida
335	LNR The Oaks Investor, LLC	Delaware
336	LNR The Oaks Limited, Inc.	Florida
337	LNR Titus Limited, Inc.	Oregon
338	LNR Town Center Investor, LLC	Delaware
339	LNR Tri-Court Limited, Inc.	Oregon

	Corporation	State of Incorporation
340	LNR Tropical Pines Limited, Inc.	Nevada
341	LNR Van Buren Holdings, Inc.	Arizona
342	LNR Vancouver Holdings, LLC	California
343	LNR Verandah Holdings, Inc.	Texas
344	LNR Village Crossing Investor, LLC	Delaware
345	LNR Village Crossing Limited, Inc.	Indiana
346	LNR Villas Holdings, Inc.	California
347	LNR Von Karman Holdings, Inc.	California
348	LNR Von Karman, LLC	California
349	LNR Warner Center, LLC	California
350	LNR West Lincoln Investor, LLC	Delaware
351	LNR West Lincoln Limited, Inc.	California
352	LNR West Oaks Holdings, Inc.	Texas
353	LNR West Valley Investor, LLC	Delaware
354	LNR West Valley Limited, Inc.	Utah
355	LNR Westchase Holdings, Inc.	Texas
356	LNR Western Properties, Inc.	California
357	LNR Whispering Oaks Investor, LLC	Delaware
358	LNR Whispering Oaks Limited, Inc.	Florida
359	LNR Wiedemann Park Investor, LLC	Delaware
360	LNR Wiedemann Park Limited, Inc.	Oregon
361	LNR Willamette Court Limited, Inc.	Washington
362	LNR Willow Tree Limited, Inc.	California
363	LNR Willows Housing Investor, LLC	Delaware
364	LNR Willows Housing Limited, Inc.	California
365	LNR Windhaven Limited, Inc.	Oregon
366	LNR Woodspring Limited, Inc.	Oregon
367	LNR-Lennar 250 Brannan Street, LLC	California
368	LNRSB, LLC	Delaware
369	Miller’s Plantation Development Company	Florida
370	Mountain View Estates Housing Partners, LLC	Oregon
371	Nevada Securities Holdings, Inc.	Nevada
372	Normandy Sands Housing Partners Limited Partnership	California
373	Okachimachi Capital Holdings, Inc.	Delaware
374	Okachimachi CY, Y.K.	Japan
375	Park Center III Limited Partnership	Delaware
376	Parkview Associates, Inc.	Florida
377	Parkview at Pembroke Pointe, Inc.	Florida
378	Parkview Partnership, Ltd.	Florida
379	Pike Peak Housing Partners, LLC	Colorado
380	Port Washington Retirement Community, LLC	Wisconsin
381	Prado Apartments, LLLP	Florida
382	Quayside LP, LLC	Delaware
383	Quayside Place Partners, LLLP	Florida
384	Rollingcrest, Inc.	Delaware
385	San Antonio LP, Inc.	Florida
386	Santa Fe Senior Housing II Limited Partnership	New Mexico
387	Santa Fe Senior Housing Limited Partnership	New Mexico
388	Santa Teresa Family Homes Limited Partnership	New Mexico
389	Sisters, LLC	Oregon
390	Somerset Housing Partners Limited Partnership	Delaware
391	South Dade Utilities, Inc.	Florida
392	Springs Development Corporation	Florida
392	The Dreyfus Interstate Development Corporation	Delaware
394	The Turtle Run Venture, LLP	Florida
395	Ueno Capital Holdings, Inc.	Delaware
396	Universal American Realty Corporation	Delaware
397	Village Green Apartments Limited Partnership	Missouri

	Corporation	State of Incorporation
398	Villas of Stevenson Ranch, LLC	Delaware
399	Vista Ridge Housing Limited Partnership	Colorado
400	West Coast Mortgage Holdings, Inc.	Florida
401	West Valley Housing Partners, LLC	Utah
402	Willows Housing Partners, LLC	California
403	Yugen Kaisha Chrysanthemum Investment	Japan
404	Zoo Capital Holdings, LLC	Delaware